                                                           Exhibit 99.B(g)(2)(i)

[ING FUNDS LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective April 30, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                   Sincerely,

                                   /s/ Michael J. Roland

                                   Michael J. Roland
                                   Executive Vice President and
                                   Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
Name:  Edward G. McGann
Title: Vice President, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000           ING Investments, LLC
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
----                                                           --------------
ING EQUITY TRUST
  ING Convertible Fund                                         June 9, 2003
  ING Disciplined LargeCap Fund                                June 9, 2003
  ING Equity and Bond Fund                                     June 9, 2003
  ING Financial Services Fund                                  June 9, 2003
  ING Growth Opportunities Fund                                June 9, 2003
  ING LargeCap Growth Fund                                     June 9, 2003
  ING LargeCap Value Fund                                    February 1, 2004
  ING MidCap Opportunities Fund                                June 9, 2003
  ING MidCap Value Fund                                        June 9, 2003
  ING Principal Protection Fund                                June 2, 2003
  ING Principal Protection Fund II                             June 2, 2003
  ING Principal Protection Fund III                            June 2, 2003
  ING Principal Protection Fund IV                             June 2, 2003
  ING Principal Protection Fund V                              June 2, 2003
  ING Principal Protection Fund VI                             June 2, 2003
  ING Principal Protection Fund VII                            May 1, 2003
  ING Principal Protection Fund VIII                          October 1, 2003
  ING Principal Protection Fund IX                           February 2, 2004
  ING Principal Protection Fund X                                  TBD
  ING Principal Protection Fund XI                                 TBD
  ING Real Estate Fund                                         June 9, 2003
  ING SmallCap Opportunities Fund                              June 9, 2003
  ING SmallCap Value Fund                                      June 9, 2003
  ING Tax Efficient Equity Fund                                June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                April 7, 2003
  ING GNMA Income Fund                                         April 7, 2003
  ING High Yield Bond Fund                                     April 7, 2003
  ING High Yield Opportunity Fund                              April 7, 2003
  ING Intermediate Bond Fund                                   April 7, 2003
  ING Lexington Money Market Trust                             April 7, 2003
  ING Money Market Fund                                        April 7, 2003
  ING National Tax-Exempt Bond Fund                            April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                      July 14, 2003
  ING GET Fund - Series G                                      July 14, 2003
  ING GET Fund - Series H                                      July 14, 2003
  ING GET Fund - Series I                                      July 14, 2003
  ING GET Fund - Series J                                      July 14, 2003
  ING GET Fund - Series K                                      July 14, 2003

  ING GET Fund - Series L                                      July 14, 2003
  ING GET Fund - Series M                                      July 14, 2003
  ING GET Fund - Series N                                      July 14, 2003
  ING GET Fund - Series P                                      July 14, 2003
  ING GET Fund - Series Q                                      July 14, 2003
  ING GET Fund - Series R                                      July 14, 2003
  ING GET Fund - Series S                                      July 14, 2003
  ING GET Fund - Series T                                      July 14, 2003
  ING GET Fund - Series U                                      July 14, 2003
  ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                         January 6, 2003
  ING AIM Mid Cap Growth Portfolio                             January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                        January 6, 2003
  ING American Funds Growth Portfolio                         September 2, 2003
  ING American Funds Growth-Income Portfolio                  September 2, 2003
  ING American Funds International Portfolio                  September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio               January 6, 2003
  ING Evergreen Health Sciences Portfolio                        May 3, 2004
  ING Evergreen Omega Portfolio                                  May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                    January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio          January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                  January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                      May 1, 2004
  ING Lifestyle Growth Portfolio                                 May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                        May 1, 2004
  ING Lifestyle Moderate Portfolio                               May 1, 2004
  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                            January 6, 2003

  ING Mercury Fundamental Growth Portfolio                     January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Salomon Brothers Investors Portfolio                     January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                              January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                             September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                      June 2, 2003
  ING Aeltus Money Market Fund                                 June 2, 2003
  ING Balanced Fund                                            June 2, 2003
  ING Bond Fund                                                June 2, 2003
  ING Classic Principal Protection Fund I                      June 2, 2003
  ING Classic Principal Protection Fund II                     June 2, 2003
  ING Classic Principal Protection Fund III                    June 2, 2003
  ING Classic Principal Protection Fund IV                     June 2, 2003
  ING Equity Income Fund                                       June 9, 2003
  ING Global Science and Technology Fund                       June 2, 2003
  ING Government Fund                                          June 2, 2003
  ING Growth Fund                                              June 9, 2003

  ING Index Plus LargeCap Fund                                 June 9, 2003
  ING Index Plus MidCap Fund                                   June 9, 2003
  ING Index Plus Protection Fund                               June 2, 2003
  ING Index Plus SmallCap Fund                                 June 9, 2003
  ING International Growth Fund                               November 3, 2003
  ING Small Company Fund                                       June 9, 2003
  ING Strategic Allocation Balanced Fund                       June 2, 2003
  ING Strategic Allocation Growth Fund                         June 2, 2003
  ING Strategic Allocation Income Fund                         June 2, 2003
  ING Value Opportunity Fund                                   June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio               July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                 July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                       June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                      December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                       March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                        June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
  ING GET U.S. Opportunity Portfolio - Series 1                     TBD
  ING GET U.S. Opportunity Portfolio - Series 2                     TBD
  ING VP Worldwide Growth Portfolio                           November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio               July 7, 2003
  ING VP Growth Portfolio                                      July 7, 2003
  ING VP Index Plus LargeCap Portfolio                         July 7, 2003
  ING VP Index Plus MidCap Portfolio                           July 7, 2003
  ING VP Index Plus SmallCap Portfolio                         July 7, 2003
  ING VP International Equity Portfolio                       November 3, 2003
  ING VP Small Company Portfolio                               July 7, 2003
  ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                October 6, 2003
  ING VP Disciplined LargeCap Portfolio                       October 6, 2003
  ING VP Financial Services Portfolio                           May 1, 2004
  ING VP Growth + Value Portfolio                             October 6, 2003

  ING VP Growth Opportunities Portfolio                        October 6, 2003
  ING VP High Yield Bond Portfolio                             October 6, 2003
  ING VP International Value Portfolio                         November 3, 2003
  ING VP LargeCap Growth Portfolio                             October 6, 2003
  ING VP MagnaCap Portfolio                                    October 6, 2003
  ING VP MidCap Opportunities Portfolio                        October 6, 2003
  ING VP Real Estate Portfolio                                   May 1, 2004
  ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003